Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER OF ICO, INC.
PURSUANT TO 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-K for the fiscal year ended September 30, 2008 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley T. Leuschner, the Chief Financial Officer of ICO, Inc., hereby certify, to my knowledge, that:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ICO, Inc.

/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Chief Financial Officer
Date:	December 9, 2008

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.